Partners First Credit Card Master Trust
                             Monthly Trust Activity


A. Trust Level Activity
         Number of Days in Monthly Period                                                                                    31
         Beginning Principal Receivables Balance                                                               1,989,162,454.61
         Beginning Special Funding Account Balance                                                                         0.00
         Beginning Principal Receivables + SFA Balance                                                         1,989,162,454.61
         Beginning Finance Charge Receivables                                                                     61,326,823.28
         Beginning Total Receivables                                                                           2,050,489,277.89
         Special Funding Account Earnings                                                                                  0.00
         Finance Charge Collections                                                                               33,291,088.60
         Interest/Fee Reversals (Wachovia accounts only)                                                            -294,336.02
         Interchange Collections                                                                                   2,140,752.09
         Collection Account Investment Proceeds                                                                            0.00
         Recoveries treated as Finance Charge Collections                                                                  0.00
         Total Finance Charge Receivables Collections                                                             35,137,504.67
         Principal Receivables Collections                                                                       195,936,134.10
         Recoveries treated as Principal Collections                                                                 829,663.04
         Total Principal Receivables Collections                                                                 196,765,797.14
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                                11.18%
         Defaulted Amount (Net of Recoveries)                                                                     11,766,163.84
         Annualized Default Rate                                                                                          7.10%
         Trust Portfolio Yield                                                                                           21.20%
         Aggregate Account Addition or Removal (Y/N)?                                                                         N
         Date of Addition/Removal                                                                                           N/A
         Principal Receivables at the end of the day of Addition/Removal                                                    N/A
         SFA Balance at the end of the day of Addition/Removal                                                              N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                      N/A
         Ending Principal Receivables Balance                                                                  1,959,025,506.24
         Ending Special Funding Account (SFA) Balance                                                                      0.00
         Ending Principal Receivables + SFA Balance                                                            1,959,025,506.24
         Ending Finance Charge Receivables                                                                        58,560,409.95
         Ending Total Receivables                                                                              2,017,585,916.19
         Required Minimum Principal Balance                                                                    1,605,000,000.00

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity


B. Series Allocations
                                                                  Total                  1998-2                  1998-3
         Group                                                                              1                      1
         Class A Beginning Invested Amount                      1,056,000,000.00          528,000,000.00         528,000,000.00
         Class B Beginning Invested Amount                        226,000,000.00          113,000,000.00         113,000,000.00
         Collateral Beginning Invested Amount                     134,000,000.00           67,000,000.00          67,000,000.00
         Class D Beginning Invested Amount                         84,000,000.00           42,000,000.00          42,000,000.00
         Total Beginning Invested Amount                        1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                               105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                    1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                    100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections               35,137,504.67           17,568,752.33          17,568,752.33
         Series Allocable Principal Collections                   196,765,797.14           98,382,898.57          98,382,898.57
         Series Allocable Defaulted Amounts                        11,766,163.84            5,883,081.92           5,883,081.92
         Series Allocable Servicing Fee                             2,500,000.00            1,250,000.00           1,250,000.00
         In Revolving Period?                                                                          Y                      Y
         Available for Principal Sharing Series                   157,251,078.59           78,625,539.29          78,625,539.30
         Principal Shortfall                                                0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                         0.00                    0.00                   0.00
         Available for Excess Allocation Series                     3,607,245.50                    0.00           3,607,245.50
         Finance Charge Shortfall                                   1,605,552.80            1,605,552.80                   0.00
         Allocation of Excess Finance Charge Collections            3,607,245.50            3,607,245.50                   0.00


B. Series Allocations
         Amounts Due                                                                     1998-2                  1998-3
                             Transferor's Percentage                                              24.59%                 24.59%
                             Principal Allocation Percentage                                      75.41%                 75.41%
                             Floating Allocation Percentage                                       75.41%                 75.41%
                             Class A Certificate Rate                                           6.72000%               6.75000%
                             Class B Certificate Rate                                           6.93000%               6.98000%
                             CIA Certificate Rate                                               7.49500%               7.59500%
                             CIA Secured Loan Spread Rate                                       7.24500%               7.34500%
                             Class D Certificate Rate                                           0.00000%               0.00000%
                             Class A Interest                                               2,956,800.00           2,970,000.00
                             Class B Interest                                                 652,575.00             657,283.33
                             Collateral Monthly Interest                                      418,470.83             424,054.17
                             Class D Interest                                                       0.00                   0.00
                             Investor Monthly Interest                                      4,027,845.83           4,051,337.50
                             Investor Default Amount (Net of Recoveries)                    4,436,351.02           4,436,351.02
                             Interchange Collections                                          807,155.83             807,155.83
                             0.75% of Interchange                                             468,750.00             468,750.00
                             Servicer Interchange                                             468,750.00             468,750.00
                             Monthly Servicing Fee (Before Adjustments)                     1,250,000.00           1,250,000.00
                                 Interchange Adjustment                                             0.00                   0.00
                                 SFA Adjustment                                                     0.00                   0.00
                                 Previous Period Adjustment                                         0.00                   0.00
                             Total Monthly Servicing Fee (After all adjustments)            1,250,000.00           1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                 Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                      1,500,000,000.00          750,000,000.00         750,000,000.00
         Finance Charge Collections                                26,496,708.14           13,248,354.07          13,248,354.07
         Reserve Account Interest                                      16,739.62               16,739.62                   0.00
         PFA Proceeds                                                       0.00                    0.00                   0.00
         Total Finance Charge Collections                          26,513,447.76           13,265,093.69          13,248,354.07
         Investor Monthly Interest                                  8,079,183.33            4,027,845.83           4,051,337.50
         Investor Default Amount                                    8,872,702.04            4,436,351.02           4,436,351.02
         Monthly Servicing Fee                                      2,500,000.00            1,250,000.00           1,250,000.00
         Additional Amounts                                                 0.00                    0.00                   0.00
         Total Amount Due                                          19,451,885.37            9,714,196.85           9,737,688.52
         Group Excess?                                              Y
         Amount per 4.10(A)                                                                 4,027,845.83           4,051,337.50
         Amount per 4.10(B)           used in a                                             4,436,351.02           4,436,351.02
         Amount per 4.10(C)    shortfall scenario only                                      1,250,000.00           1,250,000.00
         Amount per 4.10(D)                                                                         0.00                   0.00
         Redirected Finance Charge Collections                     26,513,447.76           13,244,978.04          13,268,469.72
         Amount of funds redistributed per 4.10                                               -20,115.65              20,115.65
         Redirected Finance Charge Collections - PFA Proceeds (Class A available funds)    13,244,978.04          13,268,469.72

D. Trust Performance
         30-59 Days Delinquent                                                             34,221,532.92                  1.75%
         60-89 Days Delinquent                                                             22,601,778.46                  1.15%
         90+ Days Delinquent                                                               43,248,049.44                  2.21%
         Total 30+ Days Delinquent                                                        100,071,360.82                  5.11%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer


         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                 16-Oct-00
Current Payment Date                              15-Nov-00
Actual / 360 Days                                    30                30                30                 30
30 / 360 Days                                        29                29                29                 29
Fixed / Floating                                  Floating          Floating          Floating           Floating

                                                   Class A           Class B     Collateral Invested     Class D           Total
                                                                                       Amount
Certificate Rate                                      6.72000%          6.93000%        7.49500%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                          7.24500%
Initial Balance                                 528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)     528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount (Distribution)        528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount (Distribution)        528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount (Distribution)           528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount
  (Distribution)                                528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Distribution)  528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00


Beginning Invested Amount (Month)               528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount (Month)                  528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount (Month)      528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Month)         528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                         70.40%            15.07%           8.93%            5.60%           100.00%
Floating Allocation Percentage                          70.40%            15.07%           8.93%            5.60%           100.00%
Principal Collections                            52,229,188.55     11,177,837.70    6,627,567.49     4,154,594.54     74,189,188.28
Redirected Finance Charge Collections             9,324,464.54      1,995,576.69    1,183,218.04       741,718.77     13,244,978.04
PFA Proceeds (Class A Available Funds)                    0.00                                                                 0.00
Redirected Finance Charge plus PFA Proceeds       9,324,464.54      1,995,576.69    1,183,218.04       741,718.77     13,244,978.04
Monthly Interest                                  2,956,800.00        652,575.00      418,470.83             0.00      4,027,845.83
Investor Default Amount (Net)                     3,123,191.12        668,410.22      396,314.02       248,435.66      4,436,351.02
Monthly Servicing Fee                               880,000.00        188,333.33      111,666.67        70,000.00      1,250,000.00
Total Due                                         6,959,991.12      1,509,318.55      926,451.52       318,435.66      9,714,196.85

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             13,244,978.04
Series Adjusted Portfolio Yield                                                                                              14.09%
Base Rate                                                                                                                     8.44%

                    Partners First Credit Card Master Trust
                                 Series 1998-2


Series Parameters
                            Revolving Period (Y/N)                                                                Y
                            Accumulation Period (Y/N)                                                             N
                            Early Amortization (Y/N)                                                              N
                            Controlled Accumulation Period                                                       6.00
                            FNBA is Servicer                                                                      Y
                            Paydown Excess CIA (Y/N)                                                              Y
                            Paydown Excess Class D (Y/N)                                                          Y
                            Controlled Accumulation Amount                                                       106,833,333.33
                            Controlled Deposit Amount                                                            106,833,333.33
                            Ending Controlled Deposit Amount Shortfalll                                                    0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                                    0.00
                            Principal Funding Account Deposit                                                              0.00
                            Principal Funding Account Withdrawal                                                           0.00
                            Ending Principal Funding Account Balance                                                       0.00
                            Principal Funding Investment Proceeds                                                          0.00

                            Yield Supplement Account Beginning Balance                                                     0.00
                            Yield Supplement Account Release                                                               0.00
                            Yield Supplement Account Ending Balance                                                        0.00

                            Reserve Account Beginning Balance                                                      3,205,000.00
                            Required Reserve Account Amount                                                        3,205,000.00
                            Available Reserve Account Amount                                                       3,205,000.00
                            Interest Retained in Reserve Account                                                           0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                                    0.00
                            Ending Reserve Account Balance                                                         3,205,000.00
                            Covered Amount                                                                                 0.00
                            Reserve Draw Amount                                                                            0.00

C. Certificate Balances and Distrubutions
                                               Class A              Class B           CIA               Class D            Total
                         Beginning Balance     528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
                    Interest Distributions       2,956,800.00        652,575.00      418,470.83             0.00      4,027,845.83
                              PFA Deposits               0.00                                                                 0.00
                   Principal Distributions               0.00              0.00            0.00             0.00              0.00
                       Total Distributions       2,956,800.00        652,575.00      418,470.83             0.00      4,027,845.83
                Ending Certificate Balance     528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
                               Pool Factor            100.00%           100.00%         100.00%          100.00%
             Total Distribution Per $1,000             5.6000            5.7750          6.2458           0.0000
          Interest Distribution Per $1,000             5.6000            5.7750          6.2458           0.0000
         Principal Distribution Per $1,000             0.0000            0.0000          0.0000           0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                         5.6000
                          2 Amount of the distribution in respect of Class A Monthly Interest:                        5.6000
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:              0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                       0.00
                          5 Amount of the distribution in respect of Class A Principal:                                 0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                               0.00
                          2 Amount of Class A Investor Charge-Offs                                                      0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                         0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                      0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on
                            such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                     5.7750
                          2 Amount of the distribution in respect of Class B monthly interest:                        5.7750
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:              0.00
                          4 Amount of the distribution in respect of Class B additional interest:                       0.00
                          5 Amount of the distribution in respect of Class B principal:                                 0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                         0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                        0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                   0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                 0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                              0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                              418,470.83
                          2 Amount distributed in respect of Collateral Monthly Interest:                            418,470.83
                          3 Amount distributed in respect of Collateral Additional Interest:                               0.00
                          4 The amount distributed to the Collateral Interest Holder in respect                            0.00
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                                    0.00
                          2 The total amount reimbursed in respect of such reductions in the                               0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                          1 Finance Charge Collections Allocated to Series 1998-2
                            (incl.YSA, Res Draw & Int and PFA Proceeds)                                           13,244,978.04
                          2 Full amount required to be paid pursuant to sections
                            4.5 and 4.7(excl. Spread Acct.)                                                        9,714,196.85
                          3 Spread Account Requirement per Loan Agreement                                          5,136,334.00
                          4 Finance Charge Shortfall                                                               1,605,552.80
                          5 Available for Other Excess Allocation Series                                                   0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available          Due              Paid              Shortfall
                          1 Allocated Class A Available Funds     9,324,464.54
                            a Reserve Account Release                     0.00
                            b PFA Investment Earnings                     0.00
                            c Class A Available Funds             9,324,464.54

                          2 Class A Available Funds               9,324,464.54
                            a Class A Monthly Interest                            2,956,800.00     2,956,800.00              0.00
                            b Class A Servicing Fee                                 880,000.00       880,000.00              0.00
                            c Class A Investor Default Amount                     3,123,191.12     3,123,191.12              0.00
                            d Class A Excess                      2,364,473.43

                          3 Class B Available Funds               1,995,576.69
                            a Class B Monthly Interest                              652,575.00       652,575.00              0.00
                            b Class B Servicing Fee                                 188,333.33       188,333.33              0.00
                            c Class B Excess                      1,154,668.36

                          4 Collateral Available Funds            1,183,218.04
                            a Collateral Servicing Fee                              111,666.67       111,666.67              0.00
                            b Collateral Excess                   1,071,551.37

                          5 Class D Available Funds                 741,718.77
                            a Class D Servicing Fee                                  70,000.00        70,000.00              0.00
                            b Class D Excess                        671,718.77

                          6 Total Excess Spread                   5,262,411.93

                    Partners First Credit Card Master Trust
                                 Series 1998-2


L. Application of Excess Spread and Excess Finance Charge Collections
                                                                   Available            Due                Paid           Shortfall
           1 Available Excess Spread                             5,262,411.93
           2 Excess Fin Charge Coll                              3,607,245.50
                  from Other Series
           3 Available Funds                                     8,869,657.42
           4 Class A Required Amount
             a Interest                                                                    0.00             0.00              0.00
             b Servicing Fee                                                               0.00             0.00              0.00
             c Defaults                                                                    0.00             0.00              0.00
           5 Class A Charge Offs not Previously Reimbursed                                 0.00             0.00              0.00
          6a Class B Required Amount in accordance with
             4.5(b)(i)(ii)
             a Interest                                                                    0.00             0.00              0.00
             b Servicing Fee                                                               0.00             0.00              0.00
          6b Class B Default Amount                                                  668,410.22       668,410.22              0.00
           7 Reductions in Class B not previously reimbursed                               0.00             0.00              0.00
           8 Monthly Servicing Fee Shortfalls                                              0.00             0.00              0.00
           9 Collateral Monthly Interest                                             418,470.83       418,470.83              0.00
          10 Collateral Default Amount                                               396,314.02       396,314.02              0.00
          11 Reductions in CIA not previously reimbursed                                   0.00             0.00              0.00
          12 Reserve Account Deposit                                                       0.00             0.00              0.00
          13 Class D Monthly Interest                                                      0.00             0.00              0.00
          14 Class D Default Amount                                                  248,435.66       248,435.66              0.00
          15 Reductions in Class D not previously reimbursed                               0.00             0.00              0.00
          16 Other CIA Amounts Owed                                                5,136,334.00     5,136,334.00              0.00
          17 Excess Fin Coll for Other Series                                              0.00             0.00              0.00
          18 Excess Spread (after reallocation)                  7,138,026.69
          19 Writedowns
                                                                                       Redirected
                                                                   Total                Principal      Charge-Offs
                               a Class A                                 0.00              0.00             0.00
                                 in respect of A                                                            0.00
                               b Class B                                 0.00              0.00             0.00
                                 in respect of A                                                            0.00
                                 in respect of B                                                            0.00
                               c CIA                                     0.00              0.00             0.00
                                 in respect of A                                                            0.00
                                 in respect of B                                                            0.00
                                 in respect of CIA                                                          0.00
                               d Class D                                 0.00              0.00             0.00
                                 in respect of A                                                            0.00
                                 in respect of B                                                            0.00
                                 in respect of CIA                                                          0.00
                                 in respect of D                                                            0.00

M. Application of Redirected Principal Collections
                                                                  Available                Due              Paid          Shortfall
          1 Redirected Principal Collections                    21,959,999.73
          2 Class A Required Amount
            a Interest                                                                     0.00             0.00              0.00
            b Servicing Fee                                                                0.00             0.00              0.00
            c Defaults                                                                     0.00             0.00              0.00
          3 Class B Required Amount
            a Interest                                                                     0.00             0.00              0.00
            b Servicing Fee                                                                0.00             0.00              0.00
            c Defaults                                                                     0.00             0.00              0.00
          4 Collateral Required Amount
            a Interest                                                                     0.00             0.00              0.00
            b Servicing Fee                                                                0.00             0.00              0.00
            c Defaults                                                                     0.00             0.00              0.00
          5 Available for Available Principal Collections       21,959,999.73

N.  Principal Shortfall Amount/Shared Principal Collections
          1 Principal Allocation % of the Series 1998-2 Allocable
            Principal Collections                                                 74,189,188.28
          2 Other amounts treated as Principal Collections per
            Section 4.5 & 4.7                                                      4,436,351.02
          3 Full amount required to be distributed pursuant to
            Section 4.5                                                                    0.00
          4 Principal required to fund the Required Amount per
            Section 4.8                                                                    0.00
          5 Principal Shortfall                                                            0.00
          6 Available for Shared Principal Collections                            78,625,539.29

                    Partners First Credit Card Master Trust
                                 Series 1998-2


O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                          78,625,539.29
                          2 Principal Collections allocation to other Principal Sharing Series                             0.00
                          3 Available Principal Collections (after Sharing)                                       78,625,539.29

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                       78,625,539.29

                          2 Collateral Invested Amount                                                            67,000,000.00
                          3 Required Collateral Invested Amount                                                   67,000,000.00
                          4 Amount used to pay Excess CIA                                                                  0.00

                          5 Available Principal Collections                                                       78,625,539.29
                          6 Class D                                                                               42,000,000.00
                          7 Required Class D                                                                      42,000,000.00
                          8 Amount used to pay Excess Class D                                                              0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                                0.00
                          2 Controlled Deposit Amount                                                                      0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                  641,000,000.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                            0.00
                          5 Required Enhancement Amount                                                            $108,750,000

                          6 Remaining Principal Collections Available                                                      0.00
                          7 Remaining Collateral Invested Amount                                                  67,000,000.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)               0.00
                                              a Excess of CIA and Class D over Required Enhancement Amt              250,000.00
                                              b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                      0.00
                         10 Remaining Class D Amount                                                              42,000,000.00
                         11 Principal Paid to Class D                                                                      0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2

R. Application of Principal Collections during Early Amortization Period

          1 Available Principal Collections                                                                0.00
                              a Remaining Class A Adjusted Invested Amount                       528,000,000.00
                              b Principal Paid to Class A - Current Period's Collections                   0.00
                              c Principal Paid to Class A - PFA per 5.1                                    0.00
                              d Total Principal Paid to Class A                                            0.00

          2 Remaining Principal Collections Available                                                      0.00
                              a Remaining Class B Adjusted Invested Amount                       113,000,000.00
                              b Principal Paid to Class B - Current Period's Collections                   0.00
                              c Principal Paid to Class B - PFA per 5.1                                    0.00
                              d Total Principal Paid to Class B                                            0.00

          3 Remaining Principal Collections Available                                                      0.00
                              a Remaining Collateral Invested Amount                              67,000,000.00
                              b Principal Paid to CIA                                                      0.00

          4 Remaining Principal Collections Available                                                      0.00
                              a Remaining Class D Amount                                          42,000,000.00
                              b Principal Paid to Class D                                                  0.00

S. Yield and Base Rate

          1 Base Rate
                              a Current Monthly Period                                                    8.44%
                              b Prior Monthly Period                                                      8.45%
                              c Second Prior Monthly Period                                               8.44%

            Three Month Average Base Rate                                                                                  8.44%

          2 Series Adjusted Portfolio Yield
                              a Current Monthly Period                                                   14.09%
                              b Prior Monthly Period                                                      9.89%
                              c Second Prior Monthly Period                                              11.25%

            Three Month Average Series Adjusted Portfolio Yield                                                           11.74%

          3 Excess Spread
                              a Current Monthly Period                                                    5.65%
                              b Prior Monthly Period                                                      1.44%
                              c Second Prior Monthly Period                                               2.80%

            Three Month Average Excess Spread                                                                              3.30%

                    Partners First Credit Card Master Trust
                                 Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                 16-Oct-00
Current Payment Date                              15-Nov-00
Actual / 360 Days                                    30               30                  30                 30
30 / 360 Days                                        29               29                  29                 29
Fixed / Floating                                  Floating         Floating            Floating           Floating

                                                   Class A          Class B       Collateral Invested      Class D        Total
                                                                                        Amount
Certificate Rate                                     6.75000%           6.98000%          7.59500%        0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                            7.34500%
Initial Balance                                528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)    528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount (Distribution)       528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)       528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)          528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount
  (Distribution)                               528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount
  (Distribution)                               528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)              528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Month)                 528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Month)     528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)        528,000,000.00     113,000,000.00     67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                        70.40%             15.07%             8.93%           5.60%          100.00%
Floating Allocation Percentage                         70.40%             15.07%             8.93%           5.60%          100.00%
Principal Collections                           52,229,188.55      11,177,837.70      6,627,567.49    4,154,594.54    74,189,188.28
Redirected Finance Charge Collections            9,341,002.68       1,999,116.10      1,185,316.63      743,034.30    13,268,469.72
PFA Proceeds (Class A Available Funds)                   0.00                                                                  0.00
Redirected Finance Charge plus PFA Proceeds      9,341,002.68       1,999,116.10      1,185,316.63      743,034.30    13,268,469.72
Monthly Interest                                 2,970,000.00         657,283.33        424,054.17            0.00     4,051,337.50
Investor Default Amount (Net)                    3,123,191.12         668,410.22        396,314.02      248,435.66     4,436,351.02
Monthly Servicing Fee                              880,000.00         188,333.33        111,666.67       70,000.00     1,250,000.00
Total Due                                        6,973,191.12       1,514,026.88        932,034.86      318,435.66     9,737,688.52

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             13,268,469.72
Series Adjusted Portfolio Yield                                                                                              14.13%
Base Rate                                                                                                                     8.48%


                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                            Revolving Period (Y/N)                                                               Y
                            Accumulation Period (Y/N)                                                            N
                            Early Amortization (Y/N)                                                             N
                            Controlled Accumulation Period                                                     12.00
                            FNBA is Servicer                                                                     Y
                            Paydown Excess CIA (Y/N)                                                             Y
                            Paydown Excess Class D (Y/N)                                                         Y
                            Controlled Accumulation Amount                                                       53,416,666.67
                            Controlled Deposit Amount                                                            53,416,666.67
                            Ending Controlled Deposit Amount Shortfalll                                                   0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                                   0.00
                            Principal Funding Account Deposit                                                             0.00
                            Principal Funding Account Withdrawal                                                          0.00
                            Ending Principal Funding Account Balance                                                      0.00
                            Principal Funding Investment Proceeds                                                         0.00

                            Yield Supplement Account Beginning Balance                                                    0.00
                            Yield Supplement Account Release                                                              0.00
                            Yield Supplement Account Ending Balance                                                       0.00

                            Reserve Account Beginning Balance                                                             0.00
                            Required Reserve Account Amount                                                               0.00
                            Available Reserve Account Amount                                                              0.00
                            Interest Retained in Reserve Account                                                          0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                                   0.00
                            Ending Reserve Account Balance                                                                0.00
                            Covered Amount                                                                                0.00
                            Reserve Draw Amount                                                                           0.00

C. Certificate Balances and Distrubutions
                                                  Class A            Class B             CIA           Class D           Total
                         Beginning Balance     528,000,000.00     113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                    Interest Distributions       2,970,000.00         657,283.33       424,054.17            0.00     4,051,337.50
                              PFA Deposits               0.00                                                                 0.00
                   Principal Distributions               0.00               0.00             0.00            0.00             0.00
                       Total Distributions       2,970,000.00         657,283.33       424,054.17            0.00     4,051,337.50
                Ending Certificate Balance     528,000,000.00     113,000,000.00    67,000,000.00   42,000,000.00   750,000,000.00
                               Pool Factor            100.00%            100.00%          100.00%         100.00%
             Total Distribution Per $1,000             5.6250             5.8167           6.3292          0.0000
          Interest Distribution Per $1,000             5.6250             5.8167           6.3292          0.0000
         Principal Distribution Per $1,000             0.0000             0.0000           0.0000          0.0000


                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                        5.6250
                          2 Amount of the distribution in respect of Class A Monthly Interest:                       5.6250
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:             0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                      0.00
                          5 Amount of the distribution in respect of Class A Principal:                                0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                              0.00
                          2 Amount of Class A Investor Charge-Offs                                                     0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                        0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                               0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                     0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on
                            such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                    5.8167
                          2 Amount of the distribution in respect of Class B monthly interest:                       5.8167
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:             0.00
                          4 Amount of the distribution in respect of Class B additional interest:                      0.00
                          5 Amount of the distribution in respect of Class B principal:                                0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                        0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                       0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                  0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                             0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                          1 Total amount distributed to the Collateral Interest Holder:                          424,054.17
                          2 Amount distributed in respect of Collateral Monthly Interest:                        424,054.17
                          3 Amount distributed in respect of Collateral Additional Interest:                           0.00
                          4 The amount distributed to the Collateral Interest Holder in respect                        0.00
                            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                          1 The amount of reductions in the Collateral Invested Amount.                                0.00
                          2 The total amount reimbursed in respect of such reductions in the                           0.00
                            Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                          1 Finance Charge Collections Allocated to Series 1998-3
                            (incl. YSA, Res Draw & Int and PFA Proceeds)                                      13,268,469.72
                          2 Full amount required to be paid pursuant to sections
                            4.5 and 4.7(excl. Spread Acct.)                                                    9,737,688.52
                          3 Spread Account Requirement per Loan Agreement                                        -76,464.30
                          4 Finance Charge Shortfall                                                                   0.00
                          5 Available for Other Excess Allocation Series                                       3,607,245.50

K. Application of Reallocated Investor Finance Charge Collections.

                                                                       Available         Due             Paid        Shortfall
                          1 Allocated Class A Available Funds        9,341,002.68
                            a Reserve Account Release                        0.00
                            b PFA Investment Earnings                        0.00
                            c Class A Available Funds                9,341,002.68

                          2 Class A Available Funds                  9,341,002.68
                            a Class A Monthly Interest                               2,970,000.00    2,970,000.00       0.00
                            b Class A Servicing Fee                                    880,000.00      880,000.00       0.00
                            c Class A Investor Default Amount                        3,123,191.12    3,123,191.12       0.00
                            d Class A Excess                         2,367,811.56

                          3 Class B Available Funds                  1,999,116.10
                            a Class B Monthly Interest                                 657,283.33      657,283.33       0.00
                            b Class B Servicing Fee                                    188,333.33      188,333.33       0.00
                            c Class B Excess                         1,153,499.44

                          4 Collateral Available Funds               1,185,316.63
                            a Collateral Servicing Fee                                 111,666.67      111,666.67       0.00
                            b Collateral Excess                      1,073,649.96

                          5 Class D Available Funds                    743,034.30
                            a Class D Servicing Fee                                     70,000.00       70,000.00       0.00
                            b Class D Excess                           673,034.30

                          6 Total Excess Spread                      5,267,995.27

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                 Available           Due             Paid           Shortfall
           1 Available Excess Spread                           5,267,995.27
           2 Excess Fin Charge Coll                                    0.00
                  from Other Series
           3 Available Funds                                   5,267,995.27
           4 Class A Required Amount
             a Interest                                                                0.00            0.00             0.00
             b Servicing Fee                                                           0.00            0.00             0.00
             c Defaults                                                                0.00            0.00             0.00
           5 Class A Charge Offs not Previously Reimbursed                             0.00            0.00             0.00
          6a Class B Required Amount in accordance with
             4.5(b)(i)(ii)
             a Interest                                                                0.00            0.00             0.00
             b Servicing Fee                                                           0.00            0.00             0.00
          6b Class B Default Amount                                              668,410.22      668,410.22             0.00
           7 Reductions in Class B not previously reimbursed                           0.00            0.00             0.00
           8 Monthly Servicing Fee Shortfalls                                          0.00            0.00             0.00
           9 Collateral Monthly Interest                                         424,054.17      424,054.17             0.00
          10 Collateral Default Amount                                           396,314.02      396,314.02             0.00
          11 Reductions in CIA not previously reimbursed                               0.00            0.00             0.00
          12 Reserve Account Deposit                                                   0.00            0.00             0.00
          13 Class D Monthly Interest                                                  0.00            0.00             0.00
          14 Class D Default Amount                                              248,435.66      248,435.66             0.00
          15 Reductions in Class D not previously reimbursed                           0.00            0.00             0.00
          16 Other CIA Amounts Owed                                                    0.00            0.00             0.00
          17 Excess Fin Coll for Other Series                                    607,245.50    3,530,781.20        76,464.30
          18 Excess Spread (after reallocation)                3,530,781.20
          19 Writedowns
                                                                                   Redirected
                                                                   Total            Principal      Charge-Offs
                              a Class A                                0.00            0.00            0.00
                                in respect of A                                                        0.00
                              b Class B                                0.00            0.00            0.00
                                in respect of A                                                        0.00
                                in respect of B                                                        0.00
                              c CIA                                    0.00            0.00            0.00
                                in respect of A                                                        0.00
                                in respect of B                                                        0.00
                                in respect of CIA                                                      0.00
                              d Class D                                0.00            0.00            0.00
                                in respect of A                                                        0.00
                                in respect of B                                                        0.00
                                in respect of CIA                                                      0.00
                                in respect of D                                                        0.00

M. Application of Redirected Principal Collections
                                                                Available             Due             Paid          Shortfall
          1 Redirected Principal Collections                 21,959,999.73
          2 Class A Required Amount
            a Interest                                                                0.00            0.00             0.00
            b Servicing Fee                                                           0.00            0.00             0.00
            c Defaults                                                                0.00            0.00             0.00
          3 Class B Required Amount
            a Interest                                                                0.00            0.00             0.00
            b Servicing Fee                                                           0.00            0.00             0.00
            c Defaults                                                                0.00            0.00             0.00
          4 Collateral Required Amount
            a Interest                                                                0.00            0.00             0.00
            b Servicing Fee                                                           0.00            0.00             0.00
            c Defaults                                                                0.00            0.00             0.00
          5 Available for Available Principal Collections    21,959,999.73

N.  Principal Shortfall Amount/Shared Principal Collections
          1 Principal Allocation % of the Series 1998-3 Allocable
            Principal Collections                                             74,189,188.28
          2 Other amounts treated as Principal Collections per
            Section 4.5 & 4.7                                                  4,436,351.02
          3 Full amount required to be distributed pursuant to
            Section 4.5                                                                0.00
          4 Principal required to fund the Required Amount per
            Section 4.8                                                                0.00
          5 Principal Shortfall                                                        0.00
          6 Available for Shared Principal Collections                        78,625,539.30

                    Partners First Credit Card Master Trust
                                 Series 1998-3

O. Available Principal Collections
          1 Available Principal Collections (per the definition thereof)                         78,625,539.30
          2 Principal Collections allocation to other Principal
            Sharing Series                                                                                0.00
          3 Available Principal Collections (after Sharing)                                      78,625,539.30

P. Application of Principal Collections during Revolving Period

          1 Available Principal Collections                                                      78,625,539.30

          2 Collateral Invested Amount                                                           67,000,000.00
          3 Required Collateral Invested Amount                                                  67,000,000.00
          4 Amount used to pay Excess CIA                                                                 0.00

          5 Available Principal Collections                                                      78,625,539.30
          6 Class D                                                                              42,000,000.00
          7 Required Class D                                                                     42,000,000.00
          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

           1 Available Principal Collections                                                               0.00
           2 Controlled Deposit Amount                                                                     0.00
           3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                 641,000,000.00
           4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
           5 Required Enhancement Amount                                                           $108,750,000

           6 Remaining Principal Collections Available                                                     0.00
           7 Remaining Collateral Invested Amount                                                 67,000,000.00
           8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)              0.00
                              a Excess of CIA and Class D over Required Enhancement Amt              250,000.00
                              b Excess of Available Principal Collections over PFA deposit                 0.00

           9 Remaining Principal Collections Available                                                     0.00
          10 Remaining Class D Amount                                                             42,000,000.00
          11 Principal Paid to Class D                                                                     0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

          1 Available Principal Collections                                                               0.00
                             a Remaining Class A Adjusted Invested Amount                       528,000,000.00
                             b Principal Paid to Class A - Current Period's Collections                   0.00
                             c Principal Paid to Class A - PFA per 5.1                                    0.00
                             d Total Principal Paid to Class A                                            0.00

          2 Remaining Principal Collections Available                                                     0.00
                             a Remaining Class B Adjusted Invested Amount                       113,000,000.00
                             b Principal Paid to Class B - Current Period's Collections                   0.00
                             c Principal Paid to Class B - PFA per 5.1                                    0.00
                             d Total Principal Paid to Class B                                            0.00

          3 Remaining Principal Collections Available                                                     0.00
                             a Remaining Collateral Invested Amount                              67,000,000.00
                             b Principal Paid to CIA                                                      0.00

          4 Remaining Principal Collections Available                                                     0.00
                             a Remaining Class D Amount                                          42,000,000.00
                             b Principal Paid to Class D                                                  0.00

S. Yield and Base Rate

          1 Base Rate
                             a Current Monthly Period                                                    8.48%
                             b Prior Monthly Period                                                      8.48%
                             c Second Prior Monthly Period                                               8.48%

            Three Month Average Base Rate                                                                                8.48%

          2 Series Adjusted Portfolio Yield
                             a Current Monthly Period                                                   14.13%
                             b Prior Monthly Period                                                      9.90%
                             c Second Prior Monthly Period                                              11.25%

            Three Month Average Series Adjusted Portfolio Yield                                                         11.76%

          3 Excess Spread
                             a Current Monthly Period                                                    5.65%
                             b Prior Monthly Period                                                      1.42%
                             c Second Prior Monthly Period                                               2.77%

            Three Month Average Excess Spread                                                                            3.28%
